                          CONSENT AND LETTER OF TRANSMITTAL
TO TENDER AND TO GIVE CONSENT TO PROPOSED AMENDMENTS TO THE INDENTURE IN RESPECT
              OF 12% SENIOR SUBORDINATED DEBENTURES DUE MARCH 15, 2002
                                (the "SENIOR DEBENTURES")
                                          OF
                             KOLL REAL ESTATE GROUP, INC.
         PURSUANT TO THE PROXY STATEMENT/PROSPECTUS AND DISCLOSURE STATEMENT
                              DATED _______________, 1997


-------------------------------------------------------------------------------
    THE OFFER TO EXCHANGE WILL EXPIRE AT 12:00 MIDNIGHT, EASTERN STANDARD
TIME, ON JUNE ___, 1997 (THE "EXPIRATION DATE"), UNLESS EXTENDED. HOLDERS OF SENIOR DEBENTURES MUST TENDER THEIR SENIOR DEBENTURES AND PROVIDE THEIR CONSENTS TO THE PROPOSED AMENDMENTS (AS DEFINED) ON OR PRIOR TO 12:00
MIDNIGHT EASTERN STANDARD TIME ON THE EXPIRATION DATE IN ORDER TO RECEIVE THE EXCHANGE OFFER CONSIDERATION. TENDERED SENIOR DEBENTURES MAY BE WITHDRAWN
AND CONSENTS MAY BE REVOKED AT ANY TIME PRIOR TO 12:00 MIDNIGHT, EASTERN STANDARD TIME, ON THE EXPIRATION DATE, BUT NOT THEREAFTER. THE EXCHANGE
OFFER IS CONDITIONED UPON THE SATISFACTION OF CERTAIN CONDITIONS, INCLUDING AMONG OTHER THINGS, THE VALID TENDER OF AT LEAST 90% IN AGGREGATE PRINCIPAL AMOUNT OF ALL OUTSTANDING DEBENTURES OF THE COMPANY OWNED BY PERSONS OTHER
THAN THE COMPANY, ITS SUBSIDIARIES AND CERTAIN OF THEIR AFFILIATES.
-------------------------------------------------------------------------------

                                TO EXCHANGE AGENT:

                       CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

BY MAIL:                       FACSIMILE TRANSMISSION:             BY HAND/OVERNIGHT DELIVERY:
                            (FOR ELIGIBLE INSTITUTIONS ONLY)
P.O. Box 3301                     (201) 329-8936                           120 Broadway
South Hackensack, NJ 07606                                                  13th Floor
Attn: Reorganization Dept.       CONFIRM BY TELEPHONE:                 New York, New York 10271
                                     (201) 296-4209                   Attn: Reorganization Dept.
                                    (201) 296-4381



    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. The accompanying instructions should be read carefully before this Consent and Letter of Transmittal is completed. Capitalized terms used in this Consent and Letter of Transmittal not otherwise defined herein shall have the meanings provided in the Proxy Statement/Prospectus and Disclosure Statement dated __________, 1997 (the "Prospectus") of Koll Real Estate Group, Inc., a Delaware corporation (the "Company").

    The undersigned acknowledges that he or she has received the Prospectus and this Consent and Letter of Transmittal, which together constitute (i) the Company's offer (the "Exchange Offer") to exchange an aggregate of up to 9,359,208 shares of the Company's post-Capital Stock Combination and post-Reverse Stock Split Common Stock (the "Common Stock") for up to all of the Company's outstanding 12% Senior Subordinated Debentures due March 15, 2002 (the "Senior Debentures"), on a 56 shares per $1000 principal amount basis, and (ii) the Company's solicitation (the "Consent Solicitation") of consents (the "Consents") from persons in whose names the Senior Debentures are registered on the books of the registrar for the Senior Debentures (the "Holders") to certain amendments (the "Proposed Amendments") to the Indenture (the "Indenture") pursuant to which the Senior Debentures were issued. The consideration payable by the Company for the Senior Debentures is set forth in the Prospectus. HOLDERS WHO TENDER THEIR SENIOR DEBENTURES PURSUANT TO THE EXCHANGE OFFER WILL BE DEEMED, BY ACCEPTANCE OF THE EXCHANGE OFFER, TO CONSENT TO THE PROPOSED AMENDMENTS.

                                          1.

HOLDERS MAY NOT CONSENT TO THE PROPOSED AMENDMENTS WITHOUT TENDERING THEIR SENIOR DEBENTURES. Holders who do not tender their Senior Debentures and deliver their Consents on or prior to 12:00 midnight, Eastern Standard Time, on the Expiration Date will not receive the Exchange Offer consideration. See "Procedure for Tendering Outstanding Debentures and Giving Consents" in the Prospectus. No Holder may withdraw any tendered Senior Debentures or revoke a Consent following 12:00 midnight, Eastern Standard Time, on the Expiration Date. The Company will issue certificates for shares of Common Stock in exchange for tendered Senior Debentures as promptly as practicable after such Senior Debentures are accepted for exchange pursuant to the Exchange Offer.

    The Exchange Offer or Consent Solicitation may be extended, terminated or amended, as provided in the Prospectus. During any such extension of the Exchange Offer or Consent Solicitation, all Senior Debentures previously tendered and Consents delivered and not withdrawn or revoked pursuant to the Exchange Offer that have not been accepted for purchase will remain subject to the Exchange Offer and may be accepted thereafter for purchase by the Company.

    No alternative, conditional or contingent tenders will be accepted. A tendering Holder, by execution of this Consent and Letter of Transmittal, or facsimile thereof, waives all rights to receive notice of acceptance of such Holder's Senior Debentures for purchase.


              PLEASE READ THIS ENTIRE CONSENT AND LETTER OF TRANSMITTAL
                       CAREFULLY BEFORE CHECKING ANY BOX BELOW

    This Consent and Letter of Transmittal is to be completed by Holders of Senior Debentures if certificates representing such Senior Debentures are to be forwarded herewith or if delivery of such certificates are to be made by book-entry transfer to the account established by the Exchange Agent at The Depository Trust Company ("DTC"), pursuant to the procedures set forth in this Consent and Letter of Transmittal and in the Prospectus under the caption "Procedure for Tendering Outstanding Debentures and Giving Consents," or "Book-Entry Transfer Procedures." PURSUANT TO THE TERMS OF THE EXCHANGE OFFER AND CONSENT SOLICITATION, THE COMPLETION, EXECUTION AND DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL WILL BE DEEMED TO CONSTITUTE A CONSENT TO THE PROPOSED AMENDMENTS.

    Holders of Senior Debentures that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through the DTC Automated Tender Offer Program ("ATOP"), for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC (in accordance with DTC procedures) which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an agent's message ("Agent's Message") to the Exchange Agent, which Agent's Message shall state that DTC has received an express acceptance from each Holder tendering through ATOP that each such Holder has received this Consent and Letter of Transmittal and has agreed to be bound by the terms and conditions hereof. Delivery by DTC of the Agent's Message, and receipt thereof by the Exchange Agent will satisfy the terms of the Exchange Offer as to execution and delivery of a Consent and Letter of Transmittal by each Holder identified in the Agent's Message.

    Holders whose certificates representing the Senior Debentures are not immediately available or who cannot deliver certificates and all other required documents to the Exchange Agent or complete the procedure for book-entry transfer on or prior to the Expiration Date, may nevertheless tender Senior Debentures pursuant to the guaranteed delivery procedure set forth in the Prospectus under the caption "Guaranteed Delivery Procedures" See Instruction 2 below.

    List below the Senior Debentures that are to be tendered pursuant to this Consent and Letter of Transmittal. If the space below is inadequate, list the information requested below on a separate signed schedule and affix the list to this Consent and Letter of Transmittal.

                                          2.



---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
                             DESCRIPTION OF SENIOR DEBENTURES TENDERED
---------------------------------------------------------------------------------------------------
                                                                                      PRINCIPAL
                                                                                        AMOUNT
            NAMES AND ADDRESS(ES)                           AGGREGATE PRINCIPAL      TENDERED AND
                OF HOLDER(S)                                      AMOUNT             AS TO WHICH
              (PLEASE FILL IN,           CERTIFICATE          REPRESENTED BY         CONSENTS ARE
                   BLANK)                NUMBER(S) (1)        CERTIFICATES (2)       DELIVERED (2)

---------------------------------------------------------------------------------------------------

                                     --------------------------------------------------------------

                                     --------------------------------------------------------------

                                     --------------------------------------------------------------

                                     --------------------------------------------------------------

---------------------------------------------------------------------------------------------------
 Total Principal Amount Tendered
---------------------------------------------------------------------------------------------------
 (1)      Need not be completed by Holders who tender by book-entry.
 (2)      Unless otherwise indicated in this column, any tendering Holder will be deemed to have tendered, and delivered Consents with respect to, the entire principal amount represented by the Senior Debentures indicated in this column.  See Instruction 5.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------



/ / CHECK HERE IF CERTIFICATES FOR TENDERED SENIOR DEBENTURES ARE ENCLOSED
    HEREWITH.

/ / CHECK HERE IF TENDERED SENIOR DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN DTC MAY DELIVER SENIOR DEBENTURES BY BOOK-ENTRY TRANSFER):

    Name of Tendering Institution. . . . . . . . . . . . . . . . . . . . . . .
    Account Number . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
    Transaction Code Number. . . . . . . . . . . . . . . . . . . . . . . . . .

/ / CHECK HERE IF TENDERED SENIOR DEBENTURES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name(s) of Holders . . . . . . . . . . . . . . . . . . . . . . . . . . . .
    Window Ticket Number (if any). . . . . . . . . . . . . . . . . . . . . . .
    Date of Execution of Notice of Guaranteed Delivery and Consent . . . . . .
    Name of Eligible Institution that guaranteed delivery. . . . . . . . . . .
    If delivery by book-entry transfer, check box here: / /
    Account Number . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
    Transaction Code Number. . . . . . . . . . . . . . . . . . . . . . . . . .

                       NOTE: SIGNATURES MUST BE PROVIDED BELOW.
                 PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

                                          3.

    Only Holders are entitled to tender their Senior Debentures in the Exchange Offer and consent to the Proposed Amendments in the Consent Solicitation. Any financial institution that is a participant in DTC's system and whose name appears on a security position listing as the record owner of the Senior Debentures and who wishes to make book-entry delivery of the Senior Debentures as described above and to consent to the Proposed Amendments must complete, execute and deliver this Consent and Letter of Transmittal to DTC, which will then send an Agent's message to the Exchange Agent (as described above). Persons who are beneficial owners of Senior Debentures but are not Holders and who seek to tender Senior Debentures and deliver Consents to the Proposed Amendments should (i) contact the Holder of such Senior Debentures and instruct such Holder to tender and consent on his or her behalf, (ii) obtain and include with this Consent and Letter of Transmittal Senior Debentures properly endorsed for transfer by the Holder or accompanied by a properly completed bond power from the Holder, together with a properly completed irrevocable proxy that authorizes such person to consent to the Proposed Amendments on behalf of such Holder, with signatures on the endorsement or bond power guaranteed by a firm that is a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or by a commercial bank, trust company, credit union or savings association having an office in the United States (each, an "Eligible Institution") or (iii) effect a record transfer of such Senior Debentures from the Holder to such beneficial owner and comply with the requirements applicable to Holders for tendering Senior Debentures and delivering Consents prior to 12:00 midnight, Eastern Standard Time, on the Expiration Date, as the case may be.

    A HOLDER WHO TENDERS SENIOR DEBENTURES PURSUANT TO THE EXCHANGE OFFER WILL BE DEEMED, BY ACCEPTANCE OF THE EXCHANGE OFFER TO CONSENT TO THE PROPOSED AMENDMENTS. HOLDERS WHO WISH TO RECEIVE COMMON STOCK PURSUANT TO THE EXCHANGE OFFER MUST TENDER THEIR SENIOR DEBENTURES AND DELIVER CONSENTS PRIOR TO 12:00 MIDNIGHT, EASTERN STANDARD TIME, ON THE EXPIRATION DATE. SEE "PROCEDURE FOR TENDERING OUTSTANDING DEBENTURES AND GIVING CONSENTS" IN THE PROSPECTUS.

To: Koll Real Estate Group, Inc.

    Upon the terms and subject to the conditions of the Exchange Offer and Consent Solicitation, the undersigned hereby tenders to the Company the Senior Debentures indicated above. Subject to, and effective upon, acceptance for exchange for the Senior Debentures tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of the Company all rights, title and interest in and to all such Senior Debentures tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as agent of the Company) with respect to such Senior Debentures, with full power of substitution and resubstitution (such power of attorney being, deemed to be an irrevocable power coupled with an interest) to (a) deliver certificates representing such Senior Debentures, or transfer ownership of such Senior Debentures on the account books maintained by DTC, together, in each such case, with all accompanying evidences of transfer and authenticity to or upon the order of the Company, (b) present such Senior Debentures for transfer on the relevant security registrar and (c) receive all benefits or otherwise exercise all rights of beneficial ownership on behalf of the Company of such Senior Debentures all in accordance with the terms of the Exchange Offer and Consent Solicitation. EXECUTION AND DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL WILL ALSO BE DEEMED TO CONSTITUTE A CONSENT TO THE PROPOSED AMENDMENTS.

    THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS
FULL POWER AND AUTHORITY TO TENDER, SELL, ASSIGN AND TRANSFER THE SENIOR DEBENTURES TENDERED HEREBY AND TO GIVE THE CONSENT CONTAINED HEREIN AND, THAT WHEN THE SAME ARE ACCEPTED FOR EXCHANGE BY THE COMPANY, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL SECURITY INTERESTS, LIENS, RESTRICTIONS, CLAIMS, CHARGES, ENCUMBRANCES, CONDITIONAL SALES AGREEMENTS OR OTHER OBLIGATIONS RELATING TO THE SALE OR TRANSFER THEREOF, AND NOT BE SUBJECT TO ANY ADVERSE CLAIM. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE EXCHANGE AGENT OR THE COMPANY TO BE NECESSARY OR DESIRABLE TO COMPLETE THE ASSIGNMENT, TRANSFER AND PURCHASE OF THE SENIOR DEBENTURES TENDERED HEREBY. THE UNDERSIGNED HAS READ

                                          4.

AND AGREES TO ALL OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER AND CONSENT SOLICITATION. DELIVERY OF THE ENCLOSED SENIOR DEBENTURES SHALL BE EFFECTED, AND RISK OF LOSS AND TITLE TO SUCH SENIOR DEBENTURES SHALL PASS, ONLY UPON PROPER DELIVERY THEREOF TO THE EXCHANGE AGENT IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER.

    All authority conferred or agreed to be conferred pursuant to this Consent and Letter of Transmittal and every obligation of the undersigned hereunder shall be binding, upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy, and personal and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Senior Debentures properly tendered may be withdrawn and Consents may be revoked at any time prior to 12:00 midnight, Eastern Standard Time, on the Expiration Date.

    The Exchange Offer and Consent Solicitation are subject to a number of conditions, each of which may be waived or modified by the Company, in whole or in part, at any time and from time to time, as described in the Prospectus under the caption "Conditions of the Exchange Offers." The undersigned recognizes that as a result of such conditions the Company may not be required to accept the Senior Debentures properly tendered hereby. In such event, the tendered Senior Debentures not accepted for purchase and payment will be returned to the undersigned without cost to the undersigned as soon as practicable following the earlier to occur of the Expiration Date or the date on which the Exchange Offer is terminated without any Senior Debentures being purchased thereunder, at the address shown below the undersigned's signature(s) unless otherwise indicated under "Special Payments Instructions" below.

    Unless otherwise indicated below under "Special Payment Instructions" or "Special Delivery Instructions," as applicable, please send share certificates for Common Stock to be issued in exchange for any Senior Debentures tendered hereby and accepted for exchange, and/or return any certificates representing Senior Debentures not tendered or not accepted for exchange in the name(s) of the Holder(s) and to the addressees appearing under "Description of Senior Debentures Tendered" herein. In the event that both the Special Payment Instructions and the Special Delivery Instructions are completed, please issue and send the share certificates for Common Stock to be issued in exchange for any Senior Debentures tendered hereby and/or return any certificates representing Senior Debentures not tendered or not accepted for purchase to, the person or persons so indicated. Unless otherwise indicated under "Special Payment Instructions," in the case of a book-entry delivery of Senior Debentures, please credit the account maintained at DTC with any Senior Debentures not tendered or not accepted for exchange. The undersigned recognizes that the Company does not have any obligation pursuant to the Special Payment Instructions to transfer any Senior Debentures from the name of the Holder thereof if the Company does not accept for exchange any of the Senior Debentures so tendered.


                                          5.

-------------------------------------------------------------------------------
                             SPECIAL PAYMENT INSTRUCTIONS
                           (SEE INSTRUCTIONS 1, 6, 7 AND 8)

To be completed ONLY if Common Stock share certificates to be issued in exchange for the Senior Debentures accepted for exchange, and/or certificates representing Senior Debentures not accepted for exchange are to be issued in the name of someone other than the undersigned, or if Senior Debentures delivered by book-entry transfer not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issue:    Common Stock Share
          Certificate(s) to

Name:  _________________________________________________________________________
                                    (Please Print)
Address:  ______________________________________________________________________

________________________________________________________________________________
                                       (Including Zip Code)
________________________________________________________________________________
                 (Taxpayer Identification or Social Security Number)

Credit unpurchased Senior Debentures delivered by book-entry transfer to the DTC account set forth below:

________________________________________________________________________________
                                   (Account Number)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                            SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 1, 6, 7 AND 8)

To be completed ONLY if the Common Stock share certificates to be issued in exchange for the Senior Debentures accepted for exchange, and/or certificates representing Senior Debentures not accepted for exchange are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

Mail:     Common Stock Share
          Certificate(s) to

Name:  _________________________________________________________________________
                                    (Please Print)

Address:  ______________________________________________________________________

________________________________________________________________________________
                                  (Include Zip Code)

_______________________________________________________________________________
                 (Taxpayer Identification or Social Security Number)

-------------------------------------------------------------------------------
                                          6.

       AFFIDAVIT OF LOSS - TO BE EXECUTED ONLY IF CERTIFICATE(S)
          REPRESENTING A TOTAL OF $500 PRINCIPAL AMOUNT OR
       LESS IN THE AGGREGATE HAVE BEEN LOST STOLEN OR DESTROYED

           Certificate Number(s)                   Principal Amount
         ------------------------               ----------------------
         ------------------------               ----------------------

           Certificate Number(s)                   Principal Amount
         ------------------------               ----------------------
         ------------------------               ----------------------

           Certificate Number(s)                   Principal Amount
         ------------------------               ----------------------
         ------------------------               ----------------------

           Certificate Number(s)                   Principal Amount
         ------------------------               ----------------------
         ------------------------               ----------------------


The undersigned person(s), being first duly sworn, deposes and says that: I am the lawful owner of the above described certificate(s) shares and I have made a diligent search for the certificate(s) and am unable to find it. The certificate(s) has not been endorsed, cashed, negotiated, transferred, assigned, or otherwise disposed of. I agree to completely indemnify, protect and save harmless, and any other parties to the transaction, from and against all loss, costs and damages, including court costs and attorney's fees, which they may be subject to or liable for in respect of the cancellation and replacement of the cerificate(s) represented thereby, and the distribution of the proceeds of such fractional share interest.

   -------------------------------         -----------------------------------
       Signature of Affiant                        Notary Public (Affix Seal)

   -------------------------------         -----------------------------------
      Signature of Co-Affiant                       Date Commission Expires

   -------------------------------            NOTE: THIS AFFIDAVIT APPLIES ONLY
              Date                            TO CERTIFICATES REPRESENTING AN
                                              AGGREGATE PRINCIPAL AMOUNT OF $500
                                              OR LESS


ATTENTION:

If a certificate representing an aggregate principal amount of more than $500 has been lost, stolen or destroyed, please contact the Information Agent for further instructions. The Exchange Agent will place a stop on such certificate(s) and will send you the appropriate documents to be completed in order to replace such certificate(s). You will need to purchase a surety bond of which will cost approximately 2% of the current market value of the Company's Common Stock that you are entitled to receive as a result of the Exchange Offer.

                                       7.

                             HOLDERS OF SENIOR DEBENTURES
                                      SIGN HERE
               IMPORTANT: COMPLETE AND SIGN THE SUBSTITUTE FORM W-9 IN
                        THIS CONSENT AND LETTER OF TRANSMITTAL

_______________________________________________________________________________

_______________________________________________________________________________
                       Signature(s) of Holder(s) of Securities

Dated:                        , 1997 (Must be signed by the Holder(s) exactly as
name(s) appear(s) on certificates) representing the Senior Debentures or on a security position listing or by person(s) authorized to become Holder(s) by certificates and documents transmitted herewith. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6.)

Capacity (Full Title) __________________________________________________________

Name(s) ________________________________________________________________________
                                (Please Type or Print)

Address ________________________________________________________________________

        ________________________________________________________________________
                                  (Include Zip Code)

Area Code and Telephone Number  ________________________________________________

Tax Identification or Social Security No. ______________________________________

                              GUARANTEE OF SIGNATURE(S)
                       (IF REQUIRED - SEE INSTRUCTIONS 1 AND 6)

Authorized Signature ___________________________________________________________

Name ___________________________________________________________________________
                                (Please Type or Print)
Address ________________________________________________________________________

        ________________________________________________________________________

                                  (Include Zip Code)


Area Code and Telephone Number  ________________________________________________


Dated: _____________________________


                                          8.

                                     INSTRUCTIONS

    1. GUARANTEE OF SIGNATURES. Signatures on this Consent and Letter of Transmittal must be guaranteed by an Eligible Institution unless the Senior Debentures tendered hereby are tendered (i) by a Holder of Senior Debentures (or by a participant in DTC whose name appears on a security position listing as the owner of such Senior Debentures) who has not completed either the box entitled "Special Delivery Instructions" or "Special Payment Instructions" above, or (ii) for the account of a member firm of an Eligible Institution. If the Senior Debentures are registered in the name of a person other than the signer of the Consent and Letter of Transmittal or if Senior Debentures not accepted for payment or not tendered are to be returned to a person other than the registered Holder, then the signatures on the Consents and Letters of Transmittal accompanying the tendered Senior Debentures must be guaranteed by a Medallion Signature Guarantor as described above. Persons who are beneficial owners of Senior Debentures but are not Holders and who seek to tender Senior Debentures and deliver Consents to the Proposed Amendments should (i) contact the Holder of such Senior Debentures and instruct such Holder to tender and consent on his or her behalf, (ii) obtain and include with this Consent and Letter of Transmittal, Senior Debentures properly endorsed for transfer by the Holder or accompanied by a properly completed bond power from the Holder, together with a properly completed irrevocable proxy that authorizes such person to consent to the Proposed Amendments on behalf of such Holder, with signatures on the endorsement or bond power guaranteed by an Eligible Institution or (iii) effect a record transfer of such Senior Debentures from the Holder to such beneficial owner and comply with the requirements applicable to Holders for tendering Senior Debentures and delivering Consents prior to 12:00 midnight, Eastern Standard Time, on the Expiration Date. See Instruction 6.

    2. REQUIREMENTS OF TENDER AND CONSENT. This Consent and Letter of Transmittal is to be completed by Holders of Senior Debentures if certificates representing such Senior Debentures are to be forwarded herewith or if delivery is to be made by book-entry transfer to the account maintained by DTC, pursuant to the procedures set forth in the Prospectus under the captions "Procedure for Tendering Outstanding Debentures and Giving Consents" and "Book-Entry Transfer Procedures." All Holders who wish to tender their Senior Debentures must, prior to 12:00 midnight, Eastern Standard Time, on the Expiration Date: (i) complete, sign and deliver this Consent and Letter of Transmittal, or a facsimile thereof, to the Exchange Agent, in person or to the address set forth on page 1 hereof, together with any signature guarantees and any other documents required in Instructions 1-11 hereof, and (ii) tender (and not withdraw) his or her certificates representing such Senior Debentures to the Exchange Agent, or if a tender of a Senior Debenture is to be made by book-entry transfer to the Exchange Agent's account at DTC, confirm such book-entry transfer and the receipt by the Exchange Agent of the Agent's Message, in each case in accordance with the procedures set forth in this Consent and Letter of Transmittal. PURSUANT TO THE TERMS OF THE EXCHANGE OFFER AND CONSENT SOLICITATION, THE COMPLETION, EXECUTION AND DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL OR TENDER PURSUANT TO THE BOOK-ENTRY TRANSFER OR GUARANTEED DELIVERY PROCEDURES WILL BE DEEMED TO CONSTITUTE A CONSENT TO THE PROPOSED AMENDMENTS WITH RESPECT TO ANY SENIOR DEBENTURES SO TENDERED.

    Notwithstanding the foregoing paragraph, Holders whose certificates representing Senior Debentures are not immediately available or who cannot deliver such certificates and all other required documents to the Exchange Agent or participants in the DTC who cannot complete the procedure for book-entry transfer on or prior to the Expiration Date may nevertheless tender Senior Debentures by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in the Prospectus under the caption "Guaranteed Delivery Procedures." Pursuant to such procedures, (i) the tender must be made by or through an Eligible Institution,
(ii) a Notice of Guaranteed Delivery, substantially in the form provided herewith, properly completed and duly executed, must be received by the Exchange Agent on or prior to 12:00 midnight, Eastern Standard Time, on the Expiration Date or, in the case of DTC participants, a Notice of Guaranteed Delivery is properly completed, duly executed and delivered to DTC (in accordance with DTC procedures) and confirmation of such delivery to DTC is received by the Exchange Agent on or prior to 12:00 midnight, Eastern Standard Time, on the Expiration Date and (iii) the certificates for the tendered Senior Debentures, in proper form for transfer, together with this Consent and Letter of Transmittal, properly


                                          9.

completed and duly executed, with any required signature guarantees and any other documents required by this Consent and Letter of Transmittal, or a book-entry confirmation of the transfer of such Senior Debentures into the Exchange Agent's account at DTC and an Agent's Message stating that such Holder has received this Consent and Letter of Transmittal and has agreed to be bound by the terms hereof, are received by the Exchange Agent within five
(5) business days after the date of execution of the Notice of Guaranteed Delivery.


    3. CONSENTS TO PROPOSED AMENDMENTS. A valid Consent to the Proposed Amendments may be given only by the Holder or by his or her attorney-in-fact. A beneficial owner who is not a Holder must arrange with the Holder to execute and deliver a Consent on his or her behalf, obtain a properly completed irrevocable proxy that authorizes such beneficial owner to consent to the Proposed Amendments on behalf of such Holder or become a Holder. Any financial institution that is a participant in DTC's system and whose name appears on a security position listing as the record owner of the Senior Debentures who wishes to make book-entry delivery of Senior Debentures as described above and who wishes to consent to the Proposed Amendments must complete and execute a participant's letter (which will be distributed to participants by DTC) instructing the DTC's nominee to complete and sign the proxy attached thereto.

    4. WITHDRAWAL OF TENDERS AND REVOCATION OF CONSENTS. Tenders of Senior Debentures may be withdrawn and the concurrent Consents may be revoked at any time prior to 12:00 midnight, Eastern Standard Time, on the Expiration Date (but not thereafter if the Company accepts the Senior Debentures for payment). A valid withdrawal of tendered Senior Debentures effected prior to 12:00 midnight, Eastern Standard Time, on the Expiration Date will constitute the concurrent valid revocation of such Holder's related Consent. In order for a Holder to revoke a Consent, such Holder must withdraw the related tendered Senior Debentures. Tenders of Senior Debentures may not be withdrawn, and Consents may not be revoked, after 12:00 midnight, Eastern Standard Time, on the Expiration Date. In addition, tenders of Senior Debentures may be validly withdrawn if the Exchange Offer is terminated without any Senior Debentures being purchased thereunder. In the event of a termination of the Exchange Offer, the Senior Debentures tendered pursuant to the Exchange Offer will be promptly returned to the tendering Holder and any Consents given will not be effective.

    For a withdrawal of a tender of Senior Debentures (and the concurrent revocation of Consents) to be effective, a written, telegraphic or facsimile transmission notice of withdrawal must be received by the Exchange Agent prior to 12:00 midnight, Eastern Standard Time, on the Expiration Date at its address set forth on the back cover of this Prospectus. Any such notice of withdrawal must (i) specify the name of the person who tendered the Senior Debentures to be withdrawn, (ii) contain the description of the Senior Debentures to be withdrawn and identify the certificate number or numbers shown on the particular certificates evidencing such Senior Debentures (unless such Senior Debentures were tendered by book-entry transfer) and the aggregate principal amount represented by such Senior Debentures and (iii) be signed by the holder of such Senior Debentures in the same manner as the original signature on the Consent and Letter of Transmittal by which such Senior Debentures were tendered (including any required signature guarantees), if any, or be accompanied by (x) documents of transfer sufficient to have the Trustee register the transfer of the Senior Debentures into the name of the person withdrawing such Senior Debentures and (y) a properly completed irrevocable proxy that authorized such person to effect such revocation on behalf of such Holder. If the Senior Debentures to be withdrawn have been delivered or other-wise identified to the Exchange Agent, a signed notice of withdrawal is effective immediately upon written or facsimile notice of withdrawal even if physical release is not yet effected.

    If Senior Debentures have been tendered pursuant to the procedures for book-entry transfer, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Senior Debentures. Any such notice of withdrawal must be signed by the registered holder of Senior Debentures in the same manner as the original signature on this Consent and Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the ownership of the Senior Debentures.

    Any Senior Debentures properly withdrawn will be deemed to be not validly tendered for purposes of the Exchange Offer, and will constitute the concurrent valid revocation of such Holder's Consent. Any valid revocation of Consents will automatically render the prior tender for the Senior Debentures to which such Consents relate defective and the Company will have the right, which it may waive, to reject such tender as invalid and ineffective. Any permitted withdrawal of Senior Debentures and revocation of Consents may not be rescinded, and any Senior Debentures properly withdrawn will thereafter be deemed not validly tendered and any Consents revoked will be deemed not validly delivered for purposes of the Exchange Offer; PROVIDED, HOWEVER, that withdrawn Senior Debentures may be re-tendered and revoked Consents may be delivered by again following one of the appropriate procedures described herein at any time on or prior to the Expiration Date.


                                          10.

    If the Company extends the Exchange Offer or is delayed in its acceptance for exchange of Senior Debentures or is unable to exchange Senior Debentures pursuant to the Exchange Offer for any reason, then, without prejudice to the Company's rights hereunder, tendered Senior Debentures may be retained by the Exchange Agent on behalf of the Company and may not be withdrawn (subject to the prompt acceptance and delivery of shares of Common Stock in exchange for tendered Senior Debentures or the prompt return of tendered Senior Debentures which are not accepted after the termination or withdrawal of the Exchange Offer), except as otherwise provided in this section.

    5. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS OF SENIOR DEBENTURES WHO TENDER BY BOOK-ENTRY TRANSFER). If less than the entire principal amount of any Senior Debentures evidenced by a submitted certificate is tendered, the tendering Holder should fill in the applicable principal amount of the Senior Debentures that are to be tendered in the box entitled "Description of Senior Debentures Tendered." The entire principal amount represented by the certificates for all Senior Debentures delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Senior Debentures is not tendered or not accepted for payment, new certificate(s) representing the remainder of the principal amount of the Senior Debentures that were evidenced by the old certificate(s) will be sent to the Holder, unless otherwise provided in the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" above, as soon as practicable after the expiration of the Exchange Offer.

    6. SIGNATURES ON THIS CONSENT AND LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS. If this Consent and Letter of Transmittal is signed by the Holder(s) of the Senior Debentures tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

    If any of the Senior Debentures tendered hereby are owned of record by two or more joint owners, all such owners must sign this Consent and Letter of Transmittal. If any tendered Senior Debentures are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Consents and Letters of Transmittal as there are names in which certificates are held.

    If this Consent and Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of its authority so to act must be submitted, unless waived by the Company.

    If this Consent and Letter of Transmittal is signed by the Holder(s) of the Senior Debentures listed and transmitted hereby, no endorsement of certificates or separate bond powers are required unless payment is to be made to, or certificates for Senior Debentures not tendered or not accepted for purchase are to be issued to, a person other than the Holder(s). Signatures on such certificates must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

    If this Consent and Letter of Transmittal is signed by a person other than the Holder(s) of the Senior Debentures listed, the certificates representing such Senior Debentures must be properly endorsed for transfer by the Holder or be accompanied by a properly completed bond power from the Holder, together with a properly completed irrevocable proxy that authorizes such person to consent to the Proposed Amendments on behalf of such Holder, with signatures on the endorsement or bond power guaranteed by an Eligible Institution.

    7. TRANSFER TAXES. The Company will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Senior Debentures to it or its order pursuant to the Exchange Offer. If, however, certificates representing shares of Common Stock issued in exchange for tendered Senior Debentures or certificates representing Senior Debentures not tendered or not accepted for payment are to be registered in the name of, any person other than the Holder(s), or if tendered certificates re-registered in the name of any person other than the person(s) signing this Consent and Letter of Transmittal, the number of shares or amount of Senior Debentures will be reduced by a number sufficient when sold by the Exchange Agent to satisfy the amount of any transfer taxes (whether imposed on the Holder(s) or such other person) payable on account of

                                         11.

the transfer to such person unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

    EXCEPT AS PROVIDED IN THIS INSTRUCTION 7, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS CONSENT AND LETTER OF TRANSMITTAL.

    8. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If certificates for shares of Common Stock exchanged for tendered Senior Debentures are to be issued in the name of, and/or certificates representing Senior Debentures not accepted for payment are to be returned to, a person other than the person(s) signing this Consent and Letter of Transmittal, or are to be sent and/or are to be returned to a person other than the person(s) signing this Consent and Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Consent and Letter of Transmittal should be completed. Holders of Senior Debentures delivering Senior Debentures by book-entry transfer may request that Senior Debentures not accepted for payment be credited to such account maintained at DTC as such Holder(s) may designate hereon. If no such instructions are given, such Senior Debentures not accepted for payment will be returned by crediting the account at DTC designated above.

    9. WAIVER OF CONDITIONS. To the extent permitted by applicable law, the Company reserves the right to waive any and all conditions to the Exchange Offer and Consent Solicitation and accept for exchange any Senior Debentures tendered.

    10. TAX IDENTIFICATION NUMBER AND BACKUP WITHHOLDING. Federal income tax law generally requires that a Holder whose tendered Senior Debentures are accepted for exchange, or such Holder's assignee (in either case, the "Payee"), provide the Exchange Agent (the "Payor"), with such Payee's correct Taxpayer Identification Number ("TIN"), which, in the case of a Payee who is an individual, is such Payee's social security number. If the Payor is not provided with the correct TIN or an adequate basis for an exemption, such Payee may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding in an amount equal to 31% of the gross proceeds received pursuant to the Exchange Offer and Consent Solicitation. If withholding results in an over payment of taxes, a refund may be obtained.

    To prevent backup withholding, each Payee must provide such Payee's correct TIN by completing the "Substitute Form W-9" set forth herein certifying that the TIN provided is correct (or that such Payee is awaiting a TIN) and that (i) the Payee is exempt from backup withholding, (ii) the Payee has not been notified by the Internal Revenue Service that such Payee is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the Internal Revenue Service has notified the Payee that such Payee is no longer subject to backup withholding.

    If the Payee does not have a TIN, such Payee should contact the Information Agent to request a copy of the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for instructions on applying for a TIN, write "Applied For" in the space for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If the Payee does not provide such Payee's TIN to the Payor within 60 days, backup withholding will begin and continue until such Payee furnishes such Payee 's TIN to the Payor. Note: Writing "Applied For" on the form means that the Payee has already applied for a TIN or that such Payee intends to apply for one in the near future.

    If the Senior Debentures are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

    Exempt Payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Payee should write "Exempt" in Part 2 of Substitute Form W-9. Contact the Information Agent to obtain a copy of the W-9 Guidelines for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must complete the Form W-8, "Certificate of Foreign Status," signed under


                                         12.

penalty of perjury attesting to such exempt status.

    11. MUTILATED, LOST, STOLEN OR DESTROYED SENIOR DEBENTURES. Holders of an aggregate amount of $500 of less of Senior Debentures which have been mutilated, lost stolen or destroyed should complete the Affidavit of Loss below. Any Holder of Senior Debentures whose Senior Debentures in the aggregate amount of more than $500 have been mutilated, lost, stolen or destroyed should contact the Information Agent for further instructions.

    12. REQUESTS FOR ASSISTANCE OF ADDITIONAL COPIES. Requests for assistance may be directed to the Information Agent as set forth below or from the tendering Holder's broker, dealer, commercial bank or trust company.
Additional copies of the Prospectus, this Consent and Letter of Transmittal, and the Notice of Guaranteed Delivery may be obtained from the Information Agent.


    IMPORTANT: THIS CONSENT AND LETTER OF TRANSMITTAL, TOGETHER WITH CERTIFICATES FOR, OR CONFIRMATION OF BOOK-ENTRY TRANSFER WITH RESPECT TO, ANY TENDERED SENIOR DEBENTURES, WITH ANY REQUIRED SIGNATURE GUARANTEES AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT, ON OR PRIOR TO 12:00 MIDNIGHT, EASTERN STANDARD TIME, ON EXPIRATION DATE.


                                         13.

                PAYOR'S NAME: CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       Part 1 -- PLEASE    TIN ________________________
  SUBSTITUTE Form W-9  PROVIDE YOUR TIN        (Social Security Number or
   Department of the   IN THE BOX AT            Employer Identification
   Treasury Internal   RIGHT AND CERTIFY        Number)
    Revenue Service    BY SIGNING AND
  Payor's Request for  DATING BELOW
       Taxpayer      -----------------------------------------------------------
    Identification     Part 2 -- FOR PAYEES EXEMPT FROM BACKUP
  Number ("TIN") and   WITHHOLDING PLEASE WRITE "EXEMPT" HERE
     Certification     (SEE INSTRUCTIONS) ______________________________
                     -----------------------------------------------------------
                       Part 3 -- CERTIFICATION UNDER PENALTIES OF
                       PERJURY, I CERTIFY THAT (1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
                       (the "IRS") that I am subject to backup
                       withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.

                       THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

                       SIGNATURE _________________  DATE __________, 1997
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE
                  "APPLIED FOR" IN PART 1 OF THE SUBSTITUTE FORM W-9
--------------------------------------------------------------------------------
                CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number to the payor, 31% of all reportable payments made to me will be withheld until I provide a number.

Signature __________________________________  Date _________________, 1997
--------------------------------------------------------------------------------

                                         14.

--------------------------------------------------------------------------------
                                 SUBSTITUTE FORM W-8


By checking this box / /, the perosn signing this Consent and Letter of Transmittal hereby certifies under penalties of perjury that the Holder is an "excempt foreign person" for purposes of the backup withholding rules under U.S. federal income taxs laws, because the Holder:

     (i) is a nonresident alien individual or a foreign corporation, partnership, estate or trust;
     (ii) If an individual, has not been and plans not to be present in the U.S. for a total of 183 days or more during the calendar year; and:
     (iii) Neither engages, nor plans to engage, in a U.S. trade or business that has effectively connected gains from transactions with a broker or banter exchange.

In order for a Holder who is a FOREIGN PERSON (i.e., not a United States citizen or a resident alien, a domestic corporation, a domestic partnership, a domestic trust or a domestic estate to qualify as exempt from 31% backup withholding, such foreign Unitholder must certify, under penalties of perjury, the statement in BOX C of this Letter of Transmittal attesting to that foreign person's status by checking the box in such statemet. UNLESS THE BOX IS CHECKED, SUCH FOREIGN PERSON WILL BE SUBJECT TO 31% WITHHOLDING OF TAX UNDER SECTION 1445 OF THE CODE.


--------------------------------------------------------------------------------


                                         15.


                               THE INFORMATION AGENT IS:


                                  GEORGESON & COMPANY, INC.

                                    Wall Street Plaza
                                   New York, NY  10005
                     Banks and Brokers Call Collect:  (212) 440-9800
                       All Others Call Toll Free:  (800) 223-2064



         The Exchange Agent for the Exchange Offer and Consent Solicitation is:

                         CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

BY MAIL:                          FACSIMILE TRANSMISSION:           BY HAND/OVERNIGHT DELIVERY:
                             (FOR ELIGIBLE INSTITUTIONS ONLY)
P.O. Box 798                          (201) 329-8936                        120 Broadway
Midtown Station                                                              13th Floor
New York, New York 10018           CONFIRM BY TELEPHONE:             New York, New York 10271
Attn: Reorganization Dept.            (201) 296-4209                 Attn: Reorganization Dept.
                                      (201) 296-4381




                                           16.